                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER


The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1996 between the Company and First Trust (N.A.), as Trustee of Home Improvement & Home Equity Loan Trust 1996-D (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from November 1, 1996 to November 30, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 11th day of December, 1996.

                                       GREEN TREE FINANCIAL CORP.



                                       BY: /s/Phyllis A. Knight
                                           --------------------------
                                       Phyllis A. Knight
                                       Vice President and Treasurer

                           GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1996 between the Company and First Trust National Association, Trustee of Home Improvement & Home Equity Loan Trust 1996-D (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 11th day of December, 1996.

                                       GREEN TREE FINANCIAL CORP.



                                       BY: /s/ Phyllis A. Knight
                                           -----------------------------
                                            Phyllis A. Knight
                                            Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                 November 1996

                                                 Distribution Date: 12/16/96
                                                 CUSIP#:  393505 PS5 PT3 PU0 PV8
                                                 PW6 PX4 PY2
                                                 Trust Account:  3335180-0
     CLASS HI: A CERTIFICATES
     ------------------------

1.        (a) Sub-Pool HI Amount Available
              (including Monthly Servicing Fee)                    $3,858,872.29

          (b) Class HI: M-1 Interest Deficiency Amount
              (if any), Class HI: M-2 Interest Deficiency
              Amount (if any) and Class HI: B-1 Interest
              Deficiency Amount (if any) withdrawn for prior
              Payment Date                                                   .00

          (c) Sub-Pool HI Amount Available after giving effect to
              withdrawal of any Class HI: M-1 Interest Deficiency
              Amount, Class HI: M-2 Interest Deficiency Amount and
              Class HI: B-1 Interest Deficiency Amount for prior
              Payment Date                                          3,858,872.29

2.   Aggregate Interest

          (a) Class HI: A-1 Pass-through Rate               6.40%

          (b) Class HI: A-1 Interest                                  319,646.79

          (c) Class HI: A-2 Pass-through Rate               6.80%

          (d) Class HI: A-2 Interest                                  187,000.00

          (e) Class HI: A-3 Pass-through Rate               7.15%

          (f) Class HI: A-3 Interest                                  269,435.83

3.   Amount applied to Unpaid Class HI: A Interest Shortfall                 .00

4.   Remaining Unpaid Class HI: A Interest Shortfall                         .00


                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                 November 1996
                                     Page 2

                                                 Distribution Date: 12/16/96
                                                 CUSIP#:  393505 PS5 PT3 PU0 PV8
                                                 PW6 PX4 PY2
                                                 Trust Account: 3335180-0

     PRINCIPAL
5.   Sub-Pool HI: Class A Formula Principal Distribution Amount:

          (a) Scheduled Principal         494,754.18
          (b) Principal Prepayments     2,134,188.62
          (c) Liquidated Contracts          5,553.46
          (d) Repurchases                        .00
          (e) Previously undistributed
          (f) Principal Amounts                  .00

                  Total Principal                                   2,634,496.26

6.   Pool Scheduled Principal Balance of Sub-Pool HI              171,862,213.84

7.   Sub-Pool HI Senior Percentage for such Payment Date                    100%

8.   Class HI: A Principal Distribution:

          (a) Class HI: A-1                                         2,634,496.26
          (b) Class HI: A-2                                                  .00
          (c) Class HI: A-3                                                  .00

9.   Class HI: A Principal Balance:

          (a) Class HI: A-1 Principal Balance                      57,299,276.84
          (b) Class HI: A-2 Principal Balance                      33,000,000.00
          (c) Class HI: A-3 Principal Balance                      45,220,000.00

     CLASS HI: M-1 CERTIFICATES
     --------------------------
10.  Sub-Pool HI Amount Available less the Class HI:
     A Distribution Amount (including Monthly
     Servicing Fee)                                                   448,293.41


                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                 November 1996
                                     Page 3

                                             Distribution Date: 12/16/96
                                             CUSIP#:  393505 PS5 PT3 PU0 PV8 PW6
                                             PX4 PY2
                                             Trust Account:  3335180-0

     INTEREST
11.  Current Interest
          (a) Class HI: M-1 Pass-through Rate            7.60
          (b) Class HI: M-1 Interest                                   93,796.67

12.  Amount applied to Unpaid Class HI: M-1 Interest Shortfall               .00

13.  Amount applied to Class HI: M-1 Interest Deficiency Amount              .00

14.  Remaining unpaid Class HI: M-1 Interest Deficiency Amount               .00

15.  Remaining Unpaid Class HI: M-1 Interest Shortfall                       .00

     PRINCIPAL

16.  Sub-Pool HI: Class M-1 Formula Principal Distribution Amount:

          (a) Scheduled Principal                         .00
          (b) Principal Repayments                        .00
          (c) Liquidated Contracts                        .00
          (d) Repurchases                                 .00
          (e) Previously undistributed
              Principal Amounts                           .00

                    Total Principal                       .00

17.  Class HI: M-1 Principal Distribution                                    .00

18.  Class HI: M-1 Principal Balance                               14,180,000.00

19.  Pool Scheduled Principal Balance of Sub-Pool HI              171,862,213.84

20.  Sub-Pool HI Senior Percentage for such Payment Date                    100%

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                 November 1996
                                     Page 4

                                      Distribution Date: 12/16/96
                                      CUSIP#:  393505 PS5 PU0 PV8 PW6
                                                  PX4 PY2
                                      Trust Account:  3335180-0


         INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT
     21. Sub-Pool HI Aggregate Liquidation Loss Principal Amount                                 .00

     22. Class HI: M-1 Liquidation Loss Principal Amount                                         .00

     23. Interest at Class HI: M-1 Pass-Through Rate on:

              (a)  Class HI: M-1 Liquidation Loss Principal Amount                               .00

              (b)  Unpaid Class HI: M-1 Liquidation Loss Interest
                   Shortfall                                                                     .00

     24. Amount applied to such interest                                                         .00

     25. Liquidation Loss interest remaining unpaid                                              .00

         CLASS HI: M-2 CERTIFICATES
         --------------------------

     26. Sub-Pool HI Amount Available less the Class HI:
         A Distribution Amount and Class HI: M-1 Distribution
         Amount (including Monthly Servicing Fee)                                         354,496.74

         INTEREST

     27. Current Interest
              (a) Class HI: M-2 Pass-Through Rate                          7.90%
              (b) Class HI: M-2 Interest                                                   59,052.50

     28. Amount applied to Unpaid Class HI: M-2 Interest Shortfall                               .00

     29. Amount applied to Class HI: M-2 Interest Deficiency Amount                              .00

     30. Remaining unpaid Class HI: M-2 Interest Deficiency Amount                               .00

     31. Remaining unpaid Class HI: M-2 Interest Shortfall                                       .00


                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-D
                                MONTHLY REPORT
                                 November 1996
                                    Page 5

                                     Distribution Date: 12/16/96
                                     CUSIP#:  393505 PS5 PT3 PU0 PV8
                                              PW6 PX4 PY2
                                     Trust Account:  3335180-0

    PRINCIPAL

32. Sub-Pool HI: Class M-2 Formula Principal Distribution Amount:
         (a) Scheduled Principal                  .00
         (b) Principal Prepayments                .00
         (c) Liquidated Contracts                 .00
         (d) Repurchases                          .00
         (e) Previously undistributed
             Principal Amounts                    .00

                               Total Principal                          .00

33. Class HI: M-2 Principal Distribution                                .00

34. Class HI: M-2 Principal Balance                            8,970,000.00

35. Pool Schedule Principal of Sub-Pool HI                   171,862,213.84

36. Sub-Pool HI Senior Percentage for such Payment Date                100%

    INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

37. Sub-Pool HI Aggregate Liquidation Loss Principal Amount             .00

38. Class HI: M-2 Liquidatin Loss Principal Amount                      .00

39. Interest at Class HI: M-2 Pass-Through Rate on:

         (a) Class HI: M-2 Liquidation Loss Principal Amount            .00
         (b) Unpaid Class HI: M-2 Liquidation Loss
             Interest Shortfall                                         .00

40. Amount applied to such interest                                     .00

41. Liquidation Loss interest remaining unpaid                          .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                     1996-D
                                MONTHLY REPORT
                                 November 1996
                                    Page 6

                                      Distribution Date: 12/16/96
                                      CUSIP#:  393505 NF5 NG3 NH1 NJ7 NK4
                                               NL2 NM0
                                      Trust Account:  3334953-0

         CLASS HI: B Principal Distribution Tests
         (tests must be satisfied on and after the Payment Date occurring in October 1999)

     42. Sub-Pool HI Average Sixty-Day Delinquency Ratio Test

              (a)  Sixty-Day Delinquency Ratio for current
                   Payment Date                                         .09%

              (b)  Average Sixty-Day Delinquency Ratio Test
                   (arithmetic average of ratios for this month
                   and two preceding months; may not exceed 2.5%)       .07%

     43. Sub-Pool HI Average Thirty-Day Delinquency Ratio Test

              (a)  Thirty-Day Delinquency Ratio for current
                   Payment Date                                         .42%

              (b)  Average Thirty-Day delinquency Ratio Test
                   (arithmetic average of ratios for this month
                   and two preceding months; may not exceed 5%)         .27%

     44. Sub-Pool HI Cumulative Realized Losses Test

              (a) Cumulative Realized Losses for current
                  Payment Date (as a percentage of Cut-off Date
                  Pool Principal Balance: may not exceed 9%)            .01%

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-D
                                MONTHLY REPORT
                                 November 1996
                                    Page 7

                                        Distribution Date: 12/16/96
                                        CUSIP#:  393505 PS5 PT3 PU0 PV8 PW6
                                                 PX4 PY2

                                        Trust Account:  3335180-0

45.  Sub-Pool HI Current Realized Losses Test

          (a)  Current Realized Losses for current
               Payment Date                                             5,859.82

          (b)  Current Realized Loss Ratio (total Realized Losses
               for most recent three months, multiplied By 4, divided
               by arithmetic average of Pool Scheduled Principal            .02%
               Balances for third preceding Remittance and for current Remittance Date; may not exceed 2.5%)

46.  Class HI: B Principal Balance Test

          (a)  Class HI: B Principal Balance (before any distributions on current Payment Date) divided by Pool Scheduled
               Principal Balance for prior Payment Date (must equal or
               exceed 14.5%)                                               7.20%

     CLASS HI: B-1 CERTIFICATES

47. Sub-Pool HI Amount Available less the Class HI: A Distribution Amount and Class HI: M Distribution Amount (including Monthly
     Servicing Fee)                                                   295,444.24

     INTEREST

48.  Class HI: B-1 Pass-Through Rate                            7.60%

49.  Current Interest                                                  45,473.33

50.  Amount applied to Unpaid Class HI: B-1 Interest Shortfall               .00

51.  Amount applied to Class HI: B-1 Interest Deficiency Amount              .00

52.  Remaining unpaid Class HI: B-1 Interest Deficiency Amount               .00

53.  Remaining Unpaid Class HI: B-1 Interest Shortfall

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-D
                                MONTHLY REPORT
                                 November 1996
                                    Page 8

                                    Distribution Date: 12/16/96
                                    CUSIP#:  393505 PS5 PT3 PU0 PV8 PW6
                                             PX4 PY2
                                    Trust Account:  3335180-0
     PRINCIPAL

54.  Sub-Pool HI: Class B-1 Formula Principal Distribution Amount:
           (a)  Scheduled Principal                .00
           (b)  Principal Prepayments              .00
           (c)  Liquidated Contracts               .00
           (d)  Repurchases                        .00
           (e)  Previously undistributed
                Principal Amounts                  .00

                           Total Principal                        .00

55.  Class HI: B Percentage for such Payment Date                  0%

56.  Class HI: B Percentage of Formula Principal
     Distribution Amount                                          .00

57.  Class HI: B Principal Balance                      12,562,937.00

58.  Class HI: B-1 Principal Balance                     7,180,000.00

59.  Pool Scheduled Principal of Sub-Pool HI           171,862,213.84

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

60.  Sub-Pool HI Aggregate Liquidation Loss Principal Amount      .00

61.  Class HI: B-1 Liquidation Loss Principal Amount              .00

62.  Interest at Class HI: B-1 Pass-Through Rate on:

           (a)  Class HI: B-1 Liquidation Loss Principal Amount   .00
           (b)  Unpaid Class HI: B-1 Liquidation Loss
                Interest Shortfall                                .00

63.  Amount applied to such interest                              .00

64.  Liquidation Loss interest remaining unpaid                   .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                 November 1996
                                     Page 9

                                     Distribution Date: 12/16/96
                                     CUSIP#:  393505 PS5 PT3 PU0 PV8 PW6
                                              PX4 PY2
                                     Trust Account:  3335180-0

     CLASS HI: B-2 CERTIFICATES

65.  Remaining Sub-Pool HI Amount Available                         249,970.91

     INTEREST

66.  Class HI: B-2 Pass-Through Rate               8.00%

67.  Current Interest                                                35,886.25

68.  Amount applied to Unpaid Class HI: B-2 Interest Shortfall             .00

69.  Remaining Unpaid Class HI: B-2 Interest Shortfall                     .00

     PRINCIPAL

70.  Sub-Pool HI: Class B-2 Formula Principal Distribution Amount:

     (a) Scheduled Principal                      .00
     (b) Principal Prepayments                    .00
     (c) Liquidated Contracts                     .00
     (d) Repurchases                              .00
     (e) Previously undistributed
         Principal Amounts                        .00

               Total Principal                                             .00

71.  Class HI: B Percentage for such Payment Date                            0%

72.  Class HI: B Percentage of Formula Principal Distribution
     Amount                                                                .00

73.  Current Principal (Class HI: B Percentage of Formula
     Principal Distribution Amount less Class HI: B-1
     Principal Balance)                                                    .00

74.  Class HI: B-2 Liquidation Loss Principal Amount                       .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                 November 1996
                                    Page 10

                                            Distribution Date: 12/16/96
                                            CUSIP#:  393505 PS5 PT3 PU0 PV8 PW6
                                                     PX4 PY2
                                            Trust Account:  3335180-0

75.  Class HI: B-2 Guaranty Payment                                        .00

76.  Class HI: B-2 Principal Balance                              5,382,937.00

77.  Pool Scheduled Principal Balance of Sub-Pool HI            171,862,213.84

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

78.  Sub-Pool HI Aggregate Liquidation Loss Principal Amount               .00

79.  Class HI: B-2 Liquidation Loss Principal Amount                       .00

80.  Interest at Class HI: B-2 Pass-Through Rate on:

     (a) Class HI: B-2 Liquidation Loss Principal Amount                   .00
     (b) Unpaid Class HI: B-2 Liquidation Loss Interest
         Shortfall                                                         .00

81.  Amount applied to such interest                                       .00

82.  Liquidation Loss interest remaining unpaid                            .00

     CLASS HI: A, CLASS HI: M, and CLASS HI: B CERTIFICATES
     ------------------------------------------------------

83.  Sub-Pool HI Pool Factors

          (a) Class HI: A-1 Pool Factor                              .88152734
          (b) Class HI: A-2 Pool Factor                             1.00000000
          (c) Class HI: A-3 Pool Factor                             1.00000000
          (d) Class HI: M-1 Pool Factor                             1.00000000
          (e) Class HI: M-2 Pool Factor                             1.00000000
          (f) Class HI: B-1 Pool Factor                             1.00000000
          (g) Class HI: B-2 Pool Factor                             1.00000000

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                 November 1996
                                    Page 11

                                            Distribution Date: 12/16/96
                                            CUSIP#:  393505 PS5 PT3 PU0 PV8 PW6
                                                     PX4 PY2
                                            Trust Account:  3335180-0

84. Aggregate Scheduled Balances of Delinquent Contracts as of Determination Date

     (a) 31-59 days            719,602.10             42
     (b) 60-89 days             91,583.25             10
     (c) 90 or more days        70,377.82              3

85.  Principal Balance of Defaulted Contracts                         5,553.46

86.  Number of Liquidated Contracts and
     Net Liquidated Loss                               1              5,859.82

87.  Number of Loans Remaining                                       10,318

88.  Number and Principal Balance of Contracts with FHA
     Claims finally rejected, or no FHA claim was submitted
     because FHA insurance was unavailable             2              8,679.94

89.  FHA Insurance reserve amount                                94,542,820.17

90.  Amount received from FHA Insurance                                    .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-D
                                MONTHLY REPORT
                                 November 1996
                                    Page 12

                                            Distribution Date: 12/16/96
                                            CUSIP#:  393505 PZ9 QA3 QB1 QC9 QD7
                                                     QE5 QF2 QG0
                                            Trust Account:  3335180-0

     CLASS HE: A CERTIFICATES
     ------------------------
1.   (a) Sub-Pool HE Amount Available (including
         Monthly Servicing Fee)                                     4,086,501.52

     (b) Class HE: M-1 Interest Deficiency Amount
         (if any), Class HE: M-2 Interest Deficiency
         Amount (if any) and Class HE: B-1 Interest
         Deficiency Amount (if any) withdrawn for
         Payment Date                                                        .00

     (c) Sub-Pool HE Amount Available after giving effect
         to withdrawal of any, Class HE: M-1 Interest
         Deficiency Amount, Class HE: M-2 Interest Deficiency
         Amount and Class HE: B-1 Interest Deficiency Amount
         for prior Payment Date                                     4,086,501.52

     INTEREST

2.   Aggregate Interest
          (a) Class HE: A-1 Pass-Through Rate             6.50%
          (b) Class HE: A-1 Interest                                  307,518.52
          (c) Class HE: A-2 Pass-Through Rate             6.95%
          (d) Class HE: A-2 Interest                                  312,750.00
          (e) Class HE: A-3 Pass-Through Rate             7.35%
          (f) Class HE: A-3 Interest                                  110,250.00
          (g) Class HE: A-4 Pass-Through Rate             7.70%
          (h) Class HE: A-4 Interest                                  187,751.67

3.   Amount applied to Unpaid Class HE: A Interest Shortfall                 .00

4.   Remaining Unpaid Class HE: A Interest Shortfall                         .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-D
                                MONTHLY REPORT
                                 November 1996
                                    Page 12

                                             Distribution Date: 12/16/96
                                             CUSIP#:  393505 PZ9 QA3 QB1 QC9 QD7
                                                      QE5 QF2 QG0
                                             Trust Account:  3335180-0

     PRINCIPAL
5.   Sub-Pool HE: Class A Formula Principal Distribution Amount:
          (a) Scheduled Principal                   156,960.02
          (b) Principal Prepayments               2,130,696.21
          (c) Liquidated Contracts                         .00
          (d) Repurchases                            78,467.80
          (e) Previously undistributed
              Principal Amounts                            .00

                        Total Principal                             2,366,124.03

6.   Pool Scheduled Principal Balance of Sub-Pool HE              180,577,180.18

7.   Sub-Pool HE Senior Percentage of such Payment Date                     100%

8.   Class HE: A Principal Distribution:

          (a) Class HE: A-1                                         2,366,124.03
          (b) Class HE: A-2                                                  .00
          (c) Class HE: A-3                                                  .00
          (d) Class HE: A-4                                                  .00

9.   Class HE: A Principal Balance:

          (a) Class HE: A-1                                        54,406,525.18
          (b) Class HE: A-2                                        54,000,000.00
          (c) Class HE: A-3                                        18,000,000.00
          (d) Class HE: A-4                                        29,260,000.00

     CLASS HE: M-1 CERTIFICATES
     --------------------------

10.  Sub-Pool HE Amount Available less the Class HE:
     A Distribution Amount (including Monthly Servicing Fee)          802,107.30

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-D
                                MONTHLY REPORT
                                 November 1996
                                    Page 13

                                             Distribution Date: 12/16/96
                                             CUSIP#:  393505 PZ9 QA3 QB1 QC9 QD7
                                                      QE5 QF2 QG0
                                             Trust Account:  3335180-0

     INTEREST
11.  Current Interest
          (a) Class HE: M-1 Pass-Through Rate     8.10%
          (b) Class HE: M-1 Interest                                   63,450.00

12.  Amount applied to Unpaid Class HE: M-1 Interest Shortfall               .00

13.  Amount applied to Class HE: M-1 Interest Deficiency Amount              .00

14.  Remaining unpaid Class HE: M-1 Interest Deficiency Amount               .00

15.  Remaining unpaid Class HE: M-1 Interest Shortfall                       .00

     PRINCIPAL

16.  Sub-Pool HE: Class M-1 Formula Principal Distribution Amount:

          (a) Scheduled Principal                  .00
          (b) Principal Prepayments                .00
          (c) Liquidated Contracts                 .00
          (d) Repurchases                          .00
          (e) Previously undistributed
              Principal Amounts                    .00

                        Total Principal                                      .00

17.  Class HE: M-1 Principal Distribution                                    .00

18.  Class HE: M-1 Principal Balance                                9,400,000.00

19.  Pool Scheduled Principal Balance of Sub-Pool HE              180,577,180.18

20.  Sub-Pool HE Senior Percentage for such Payment Date                    100%

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                 November 1996
                                    Page 14

                                             Distribution Date: 12/16/96
                                             CUSIP#:  393505 PZ9 QA3 QB1 QC9 QD7
                                             QE5 QF2 QG0
                                             Trust Account:  3335180-0

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT
21.  Sub-Pool HE Aggregate Liquidation Loss Principal Amount                 .00

22.  Class HE: M-1 Liquidation Loss Principal Amount                         .00

23.  Interest at Class HE: M-1 Pass-Through Rate on:

          (a) Class HE: M-1 Liquidation Loss
              Principal Amount                                               .00

          (b) Unpaid Class HE: M-1 Liquidation Loss
              Interest Shortfall                                             .00

24.  Amount applied to such interest                                         .00

25.  Liquidation Loss interest remaining unpaid                              .00

     CLASS HE: M-2 CERTIFICATES
     --------------------------

26.  Sub-Pool HE Amount Available less the Class HE:
     A Distribution Amount and Class HE: M-1 Distribution
     Amount (including Monthly Servicing Fee)                         738,657.30

     INTEREST

27.  Current Interest
          (a) Class HE: M-2 Pass-Through Rate                8.30%
          (b) Class HE: M-2 Interest                                   45,511.67

28.  Amount applied to Unpaid Class HE: M-2 Interest Shortfall               .00

29.  Amount applied to Class HE: M-2 Interest Deficiency Amount              .00

30.  Remaining unpaid Class HE: M-2 Interest Deficiency Amount               .00

31.  Remaining unpaid Class HE: M-2 Interest Shortfall                       .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                 November 1996
                                    Page 15

                                             Distribution Date: 12/16/96
                                             CUSIP#:  393505 PZ9 QA3 QB1 QC9 QD7
                                             QE5 QF2 QG0
                                             Trust Account:   3335180-0
     PRINCIPAL

32.  Sub-Pool HE: Class M-2 Formula Principal Distribution Amount:

          (a) Scheduled Principal                .00
          (b) Principal Prepayments              .00
          (c) Liquidated Contracts               .00
          (d) Repurchases                        .00
          (e) Previously undistributed
              Principal Amounts                                              .00

                        Total Principal                                      .00

33.  Class HE: M-2 Principal Distribution                                    .00

34.  Class HE: M-2 Principal Balance                                6,580,000.00

35.  Pool Scheduled Principal of Sub-Pool HE                      180,577,180.18

36.  Sub-Pool HE Senior Percentage for such Payment Date                    100%

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

37.  Sub-Pool HE Aggregate Liquidation Loss Principal Amount                 .00

38.  Class HE: M-2 Liquidation Loss Principal Amount                         .00

39.  Interest at Class HE: M-2 Pass-Through Rate on:

         (a) Class HE: M-2 Liquidation Loss Principal Amount                 .00
         (b) Unpaid Class HE: M-2 Liquidation Loss Interest
             Shortfall                                                       .00

40.  Amount applied to such interest                                         .00

41.  Liquidation Loss interest remaining unpaid                              .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                 November 1996
                                    Page 16

                                   Distribution Date: 12/16/96
                                   CUSIP#:  393505 PZ9 QA3 QB1 QC9 QD7
                                   QE5 QF2 QG0
                                   Trust Account:  3335180-0

     Class HE: B Principal Distribution Tests
     (tests must be satisfied on and after the Payment Date occurring in July 1999)

42.  Sub-Pool HE Average Sixty-Day Delinquency Ratio Test

     (a)   Sixty-Day Delinquency Ratio for current Payment Date        .81%

     (b) Average Sixty-Day Delinquency Ratio Test (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 2.5%)                                 .60%

43.  Sub-Pool HE Average Thirty-Day Delinquency Ratio Test

     (a)  Thirty-Day Delinquency Ratio for current Payment Date       2.88%

     (b) Average Thirty-Day Delinquency Ratio Test (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 5%)                                  2.26%

44.  Sub-Pool HE Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for current Payment Date
          (as a percentage of Cut-Off Date Pool Principal
           Balance; may not exceed 9%)                                 .00%

45.  Sub-Pool HE Current Realized Losses Test

     (a)  Current Realized Losses for current Payment Date             .00

     (b) Current Realized Loss Ratio (total Realized Losses for most recent three months, multiplied by 4, divided by
          arithmetic average of Pool Scheduled Principal Balances
          for third preceding Remittance and for current Remittance
          Date; may not exceed 2%)                                     .00%

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                 November 1996
                                    Page 17

                                   Distribution Date: 12/16/96
                                   CUSIP#:  393505 PZ9 QA3 QB1 QC9 QD7
                                   QE5 QF2 QG0
                                   Trust Account:  3335180-0

46.  Class HE: B Principal Test

     (a) Class HE: B Principal Balance (before any distributions on current Payment Date) divided by Pool Scheduled Principal
          Balance for prior Payment Date (must equal or exceed 10%)       4.88%

CLASS HE:B-1 CERTIFICATES

47.  Sub-Pool HE Amount Available less the Class HE: A Distribution
          Amount and Class HE: M Distribution Amount (including Monthly
          Servicing Fee)                                            693,145.63

          INTEREST

48.  Class HE: B-1 Pass-Through Rate                          8.00%

49.  Current Interest                                                43,866.67

50.  Amount applied to Unpaid Class HE: B-1 Interest Shortfall             .00

51.  Amount applied to Class HE: B-1 Interest Deficiency Amount            .00

52.  Remaining unpaid Class HE: B-1 Interest Deficiency Amount             .00

53.  Remaining Unpaid Class HE: B-1 Interest Shortfall                     .00

     PRINCIPAL

54.  Sub-Pool HE: Class B-1 Formula Principal Distribution Amount:

               (a)  Scheduled Principal               .00
               (b)  Principal Prepayments             .00
               (c)  Liquidated Contracts              .00
               (d)  Repurchases                       .00
               (e)  Previously undistributed
                    Principal Amounts                 .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                 November 1996
                                    Page 18

                                   Distribution Date: 12/16/96
                                   CUSIP#:  393505 PZ9 QA3 QB1 QC9 QD7
                                   QE5 QF2 QG0
                                   Trust Account:  3335180-0
                       Total Principal                                               .00

55. Class HE: B Percentage for such Payment Date                                      0%

56. Class HE: B Percentage of Formula Principal Distribution Amount                  .00

57. Class HE: B Principal Balance                                           8,930,655.00

58. Class HE: B-1 Principal Balance                                         6,580,000.00

59. Pool Scheduled Principal of Sub-Pool HE                               180,577,180.18

    INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

60. Sub-Pool HE Aggregate Liquidation Loss Principal Amount                          .00

61. Class HE: B-1 Liquidation Loss Principal Amount                                  .00

62. Interest at Class HE: B-1 Pass-Through Rate on:

    (a)  Class HE: B-1 Liquidation Loss Principal Amount                             .00
    (b)  Unpaid Class HE: B-1 Liquidation Loss Interest Shortfall                    .00

63. Amount applied to such interest                                                  .00

64. Liquidation Loss interest remaining unpaid                                       .00

    CLASS HE: B-1 CERTIFICATES

65. Remaining Sub-Pool HE Amount Available                                    649,278.96

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-D
                                MONTHLY REPORT
                                 November 1996
                                    Page 19

                                              Distribution Date: 12/16/96
                                              CUSIP#: 393505 PZ9 QA3 QB1 QC9 QD7
                                              QE5 QF2 QG0
                                              Trust Account: 3335180-0


     INTEREST
66.  Class HE: B-2 Pass-Through Rate                                       8.30%

67.  Current Interest                                                             16,258.70

68.  Amount applied to Unpaid Class HE: B-2 Interest Shortfall                          .00

69.  Remaining Unpaid Class HE: B-2 Interest Shortfall                                  .00

     PRINCIPAL

70.  Sub-Pool HE: Class B-2 Formula Principal Distribution Amount:

       (a)  Scheduled Principal               .00
       (b)  Principal Prepayments             .00
       (c)  Liquidated Contracts              .00
       (d)  Repurchases                       .00
       (e)  Previously undistributed
            Principal Amounts                 .00

               Total Principal                                                          .00

71.  Class HE: B Percentage for such Payment Date                                         0%

72.  Class HE: B Percentage of Formula Principal Distribution Amount                    .00

73.  Current Principal (Class HE: B Percentage of Formula Principal
     Distribution Amount less Class HE: B-1 Principal Balance)                          .00

74.  Class HE: B-2 Liquidation Loss Principal Amount                                    .00

75.  Class HE: B-2 Guaranty Payment                                                     .00

76.  Class HE: B-2 Principal Balance                                           2,350,655.00

77.  Pool Scheduled Principal Balance of Sub-Pool HE                         180,577,180.18

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-D
                                MONTHLY REPORT
                                 November 1996
                                    Page 20

                                      Distribution Date: 12/16/96
                                      CUSIP#:  393505 PZ9 QA3 QB1 QC9 QD7
                                      QE5 QF2 QG0
                                      Trust Account:  3335180-0

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

78.  Sub-Pool HE Aggregate Liquidation Loss Principal Amount             .00

79.  Class HE: B-2 Liquidation Loss Principal Amount                     .00

80.  Interest at Class HE: B-2 Pass-Through Rate on:

          (a)  Class HE: B-2 Liquidation Loss Principal Amount           .00
          (b)  Unpaid Class HE: B-2 Liquidation Loss Interest Shortfall  .00

81.  Amount applied to such interest                                     .00

82.  Liquidation Loss interest remaining unpaid                          .00

     CLASS HE: A, CLASS HE: M, and CLASS HE: B CERTIFICATES

83.  Sub-Pool HE Pool Factors

               (a)  Class HE: A-1 Pool Factor                      .87752460
               (b)  Class HE: A-2 Pool Factor                     1.00000000
               (c)  Class HE: A-3 Pool Factor                     1.00000000
               (d)  Class HE: A-4 Pool Factor                     1.00000000
               (e)  Class HE: M-1 Pool Factor                     1.00000000
               (f)  Class HE: M-2 Pool Factor                     1.00000000
               (g)  Class HE: B-1 Pool Factor                     1.00000000
               (h)  Class HE: B-2 Pool Factor                     1.00000000

84. Aggregate Scheduled Balances of Delinquent Contracts as of Determination Date

     (a)  31-59 days              5,194,657.97         100
     (b)  60-89 days              1,077,448.68          20
     (c)  90 or more days           386,891.50           6

85.  Principal Balance of Defaulted Contracts                            .00


                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-D
                                MONTHLY REPORT
                                 November 1996
                                    Page 21

                                              Distribution Date: 12/16/96
                                              CUSIP#: 393505 PZ9 QA3 QB1 QC9 QD7
                                              QE5 QF2 QG0
                                              Trust Account: 3335180-0

86.  Number of Liquidated Contracts and
     Net Liquidated Loss                  0                                  .00

87.  Number of Loans Remaining                                             3,891

88.  Number of Principal Balance of Contracts with FHA Claims finally rejected, or no FHA claim was submitted because
     FHA Insurance was unavailable        0                                  .00

89.  FHA Insurance reserve amount                                  94,542,820.17

90.  Amount received from FHA Insurance                                      .00

     CLASS HE: C CERTIFICATES
     ------------------------

91.  Monthly Servicing Fee                                            223,400.01

92.  Class HE: C Residual Payment                                     623,704.91

93.  Class C Residual Payment                                                .00